Exhibit 99.1


Comdial Corporation
106 Cattlemen Road
Sarasota, FL 34232
Telephone (941) 554-5000

Contact: Naomi DeAngelo, Marketing Communications Manager (ext. 1160)

FOR IMMEDIATE RELEASE

COMDIAL APPOINTS INDUSTRY VETERAN NEIL LICHTMAN AS PRESIDENT

BRINGS OUTSTANDING INDUSTRY EXPERIENCE AND A RECORD OF INCREASING SALES

SARASOTA, FL. - January 7, 2004 - Comdial Corporation (OTC-BB: CMDZ.OB), a leading provider of IP telephony and unified communications solutions, announced that it has appointed Neil Lichtman as president. Lichtman assumes overall responsibility for Comdial's national sales organization and brings with him over 30 years of exceptional sales and business-related experience.

"Lichtman is
a great addition to our executive management team," said Nick Branica, Comdial's chief executive officer. "Comdial's historical strength in engineering high quality products requires the development and leadership of a world-class sales organization. Lichtman's experience in our industry suits him perfectly to lead Comdial's growing sales organization. I look forward to Lichtman's contributions and am confident that his experience and leadership qualities will help take us to our next level of success."

"We are extremely pleased to have an executive of Lichtman's caliber and breadth of experience joining Comdial," said Michael Falk, Comdial's chairman of the board of directors. "Lichtman's proven track record of success as a disciplined executive will prove invaluable to Comdial."

Before joining Comdial, Lichtman was with Inter-Tel, Inc. (NASDAQ: INTL), an international telecommunications company, as the senior vice president of voice and data services. He was also president of several divisions with responsibility for Inter-Tel's network services division, its national accounts/government sales division and DataNet. Prior to Inter-Tel, Lichtman was the president of Staples Communications Inc., previously a telecommunications subsidiary of Staples, Inc. "Comdial is uniquely positioned to continue its success in the IP telephony and unified communications markets," said Lichtman. "The Company's current and soon to be released products and solutions allow small and medium-sized businesses to deploy the latest communications

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technology at attractive prices. I'm extremely excited to be on the team and look forward to working with everyone at Comdial."

About Comdial

Comdial Corporation, headquartered in Sarasota, Florida, develops and markets sophisticated communications solutions for small to mid-sized offices, government, and other organizations. Comdial offers a broad range of solutions to enhance the productivity of businesses, including voice switching systems, voice over IP (VoIP), voice processing and computer telephony integration solutions. For more information about Comdial and its communications solutions, please visit our web site at www.comdial.com.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS AND PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING COMDIAL CORPORATION'S ABILITY TO OBTAIN ADDITIONAL FUNDING FOR ITS BUSINESS SHOULD SUCH FUNDING BECOME NECESSARY, ITS ABILITY TO MAINTAIN MARKET SHARE AND TO GROW IN A VERY COMPETITIVE MARKET, ITS ABILITY TO DEVELOP TECHNOLOGICALLY ADVANCED PRODUCTS TO KEEP PACE WITH MANY COMPETITORS THAT ARE MUCH LARGER AND HAVE SIGNIFICANTLY MORE RESOURCES THAN COMDIAL, ITS ABILITY TO INTEGRATE THE ASSETS ACQUIRED FROM SOUNDPIPE INC. INTO ITS BUSINESS IN A COST-EFFICIENT MANNER AND OTHER RISKS ATTENDANT WITH THE ACQUISITION OF ASSETS, LOWER THAN ANTICIPATED DEMAND BROUGHT ABOUT BY CONTINUED WEAKNESS IN TELECOMMUNICATIONS SPENDING, RISK OF DILUTION OF THE COMPANY'S STOCK FROM PRIVATE PLACEMENT INVESTMENTS COMPLETED IN 2002, FROM THE 2003 ACQUISITION OF THE ASSETS OF SOUNDPIPE INC. AND FROM OTHER OR SIMILAR EVENTS THAT MAY OCCUR IN THE FUTURE, DEPENDENCE ON A RELATIVELY SMALL NUMBER OF LARGE CUSTOMERS, ABILITY TO MAINTAIN NECESSARY ENGINEERING, SALES, MARKETING AND OTHER KEY STAFF MEMBERS, THE RISKS ASSOCIATED WITH THE OUTSOURCING OF ITS MANUFACTURING REQUIREMENTS, INCLUDING INTERNATIONAL RISK FACTORS, ITS ABILITY TO ACHIEVE ITS OPERATIONAL GOALS AND TO GENERATE POSITIVE CASH FLOW, ANY UNFAVORABLE OUTCOME OF PENDING DISPUTES OR LITIGATION, INCLUDING, BUT NOT LIMITED TO INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS THAT ARISE FROM TIME TO TIME AND THE VARIOUS OTHER FACTORS SET FORTH FROM TIME TO TIME IN COMDIAL'S FILINGS WITH THE SEC, INCLUDING, BUT NOT LIMITED TO, COMDIAL'S FORM 10-Q FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003. COMDIAL CORPORATION UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS MADE IN THIS RELEASE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.